UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                                 April 24, 2003
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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware               1-11178                   13-3662955
    -------------------- ------------------------ -------------------------
    (State or Other        (Commission File No.)     (I.R.S. Employer
    Jurisdiction of                                  Identification
    Incorporation)                                   No.)

    625 Madison Avenue
    New York, New York                                    10022
    ------------------                             -----------------
   (Address of Principal                                (Zip Code)
   Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item  7.   Financial Statements, Pro Forma Financial Information and Exhibits.


           (c) Exhibits. The following exhibit is filed with this document:

           Exhibit Number       Description
           --------------       -----------

                     99.1 Press Release issued by Revlon, Inc., dated April 24, 2003.


Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

     The information contained in this report is being furnished pursuant to
Item 12 of Form 8-K, "Results of Operations and Financial Condition", and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583. On April 24, 2003, Revlon, Inc. issued a press release announcing its earnings for the fiscal quarter ended March 31, 2003. The information contained in Exhibit 99.1 is incorporated herein by reference.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


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                                    SIGNATURE



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 24, 2003


                                      REVLON, INC.


                                      By:  /s/ Robert K. Kretzman
                                      ---------------------------
                                      Robert K. Kretzman
                                      Senior Vice President, General Counsel and
                                      Secretary


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



                                  EXHIBIT INDEX



Exhibit
Number              Description
------              -----------

99.1                Press Release issued by Revlon, Inc., dated  April 24, 2003.




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